SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                         NORTHEAST INDIANA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     [NORTHEAST INDIANA BANCORP LETTERHEAD]



                                                                  March 23, 1998






Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Northeast Indiana Bancorp, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 1:00 p.m. Huntington, Indiana time, on April 22, 1998 at the Huntington City Township Public Library, located at 200 W. Market Street, Huntington, Indiana.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of two directors and the ratification of the Company's independent auditors. We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.


                                               Very truly yours,


                                               /s/Stephen E. Zahn
                                               ------------------
                                               Stephen E. Zahn
                                               Chairman of the Board, President
                                               and Chief Executive Officer

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (219) 356-3311
                              www.firstfed-neib.com


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 22, 1998


         Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of Northeast Indiana Bancorp, Inc. (the "Company") will be held at 1:00 p.m. Huntington, Indiana time, on April 22, 1998 at the Huntington City Township Public Library, located at 200 W. Market Street, Huntington, Indiana.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company LLP, as auditors of the Company for the fiscal year ending December 31, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 16, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                             By Order of the Board of Directors


                                             Stephen E. Zahn
                                             ---------------
                                             /s/Stephen E. Zahn
                                             Chairman of the Board, President
                                             and Chief Executive Officer

Huntington, Indiana
March 23, 1998


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (219) 356-3311
                              www.firstfed-neib.com

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 1998

         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Northeast Indiana Bancorp, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Huntington City Township Public Library, located at 200 W. Market Street, Huntington, Indiana, on April 22, 1998 at 1:00 p.m., Huntington, Indiana time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 23, 1998.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors and the appointment of Crowe, Chizek and Company LLP as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's common stock, par value $.01 (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The appointment of Crowe, Chizek and Company LLP as auditors requires the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal have the same effect as votes against the proposal, while broker non-votes have no effect on the vote. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         Stockholders who execute proxies may revoke them at any time before they are voted at the Meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to DeEtta L. Hinthorn, Secretary, Northeast Indiana Bancorp, Inc., 648 North Jefferson Street, Huntington, Indiana 46750.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on March 16, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,698,927 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) each member of the Company's Board of Directors, including the Company's Chief Executive Officer and (iii) all directors and executive officers of the Company and First Federal Savings Bank (the "Bank") as a group.

                                                                 Shares
                                                              Beneficially         Percent
                         Beneficial Owner                        Owned            of Class
                         ----------------                        -----            --------
Principal Owners
----------------
Northeast Indiana Bancorp, Inc.                                174,293             10.26 %
Employee Stock Ownership Plan
648 North Jefferson Street
Huntington, Indiana  46750(1)

First Manhattan Co.                                             92,700              5.46
437 Madison Avenue
New York, New York 10022(2)

Directors and Executive Officers

Stephen E. Zahn, Chairman of the Board, President               98,099              5.77
   and Chief Executive Officer of the Company and
   the Bank(3)

Darrell E. Blocker, Senior Vice President, Treasurer            25,507              1.50
   and Chief Financial Officer of the Company and the
   Bank(4)

Dee Ann Hammel, Senior Vice President and Chief                 25,673              1.51
   Operations Officer of the Company and the Bank(5)

Dan L. Stephan, Director of the Company and the Bank(6)         25,758              1.52

J. David Carnes, Director of the Company and the Bank(7)        18,728              1.10

Samuel Preston, Jr., Director of the Company and the            15,580              0.92
   Bank(8)

Randall C. Rider , Director of the Company and the Bank(9)      18,728              1.10

Directors and executive officers of the Company as a           228,073             13.42
group (7 persons)

(1) The amount reported represents shares held by Northeast Indiana Bancorp, Inc.'s Employee Stock Ownership Plan ("ESOP"), 43,366 of which have been allocated to accounts of participants as of the voting record date (March 16, 1997). First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants.
(2)      As reported on Schedule 13D dated February 9, 1998.
(3) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 7,431 shares of Common Stock allocated to Mr. Zahn's account under the ESOP and 21,821 shares of Common Stock awarded to Mr. Zahn under the RRP (8,728 of which had vested as of March 16, 1998). The amount above includes options to purchase 21,820 shares of Common Stock granted to Mr. Zahn under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(4) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 4,200 shares of Common Stock allocated to Mr. Blocker's account under the ESOP and 5,671 of Common Stock awarded to Mr. Blocker under the RRP (2,269 of which had vested as of March 16, 1998). The amount above includes options to purchase 7,854 of Common Stock granted to Mr. Blocker under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(5) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 3,491 shares of Common Stock allocated to Ms. Hammel's account under the ESOP and 8,076 of Common Stock awarded to Ms. Hammel under the RRP (3,230 of which had vested as of March 16, 1998). The amount above includes options to purchase 7,854 shares of Common Stock granted to Ms. Hammel under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(6) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Mr. Stephan under the RRP (1,744 of which had vested as of March 16, 1998). The amount above includes options to purchase 4,364 shares of Common Stock granted to Mr. Stephan under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(7) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Dr. J. David Carnes under the RRP (1,748 of which had vested as of March 16, 1998). The amount above includes options to purchase 4,364 shares of Common Stock granted to Dr. J. David Carnes under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.

(8) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Mr. Preston under the RRP (1,744 of which had vested as of March 16, 1998). The amount above includes options to purchase 4,364 shares of Common Stock granted to Mr. Preston under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.
(9 Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. The amount also includes 4,364 shares of Common Stock awarded to Mr. Rider under the RRP (1,744 of which had vested as of March 16, 1998). The amount above includes options to purchase 4,364 shares of Common Stock granted to Mr. Rider under the Stock Option Plan which are exercisable within 60 days of the Voting Record Date.


                       PROPOSAL I - ELECTION OF DIRECTORS


         The Board of Directors of the Company currently consists of five members, each of whom is also a director of the Bank. Each Director of the Company has served as such since the Company's incorporation in 1995. Directors of the Company are generally elected to serve for a three-year staggered terms or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the directors of the Company, including their terms of office and the nominee for election as director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified in the following table. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                                 Director        Term
    Name                              Position(s) Held With the Bank                  Age(1)     Since(2)       Expires
    ----                              ------------------------------                  ------     --------       -------
                                                  NOMINEE
Stephen E. Zahn              Chairman of the Board, President and Chief Executive       55         1965          2001
                             Officer
Dan L. Stephan               Director                                                   50         1987          2001
                                      DIRECTORS CONTINUING IN OFFICE
J. David Carnes              Director                                                   46         1991          1999
Samuel Preston, Jr.          Director                                                   71         1966          2000
Randall C. Rider             Director                                                   47         1989          2000

(1)      At December 31, 1997.
(2)      Includes service as director of the Bank.

         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         Stephen E. Zahn. Mr. Zahn is President and Chief Executive Officer of the Bank, positions which he has held since 1980. Mr. Zahn joined the Bank in 1964 as Secretary and Treasurer.

         Dan L. Stephan. Mr. Stephan currently is a State Representative to the Indiana Legislature, a position he was first elected to in 1980. Mr. Stephan is also employed as a sales representative for the Variable Annuity Life Insurance Company.

         J. David Carnes, MD. Dr. Carnes has, since 1981, practiced medicine in Huntington, Indiana.

         Samuel Preston, Jr. Mr. Preston is currently retired. From 1955 to his retirement, Mr. Preston was a pharmacist in Huntington, Indiana.

         Randall C. Rider. Mr. Rider is President of Lime City Manufacturing Co., Inc., a position he has held since 1983.

Meetings and Committees of the Board of Directors

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 16 times during fiscal 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. During December 1997, Director Richard Carnes died.

         The Board of Directors of the Company has standing Audit, Nomination, Proxy and Compensation Committees. The Company does not have a standing executive committee.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This committee also acts on the recommendation by management of an accounting firm to perform the Company's annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Preston, Rider, and Dr. Carnes. This Committee met once during fiscal 1997.

         The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. This committee is comprised of the Board members who are not up for election. This Committee met once during fiscal 1997.

         The Proxy Committee meets annually to review proxies for the current year prior to the Company's annual meeting. Members of the committee are Directors Preston, Zahn and R. Carnes. This Committee met once during fiscal 1997.

         The Compensation Committee establishes the Company's compensation policies and review compensation matters. The current members of this Committee are Directors Preston, Stephan and R. Carnes. This Committee met once during fiscal 1997.

         Board and Committee Meetings of the Bank. The Bank's Board of Directors meets at least monthly. The Board of Directors met 14 times during the year ended December 31, 1997. During 1997, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Bank has standing Nominating, Audit and Compensation Committees.

         The Nominating Committee meets annually to recommend nominations to the Bank's Board of Directors. Members of the committee is comprised of the Board members who are not up for election. This Committee met once during fiscal 1997.

         The Audit Committee is responsible for setting policies with regard to internal controls and outside auditors. In addition, the Audit Committee reviews the reports of the Bank's independent auditors and regulators. This committee is comprised of Directors Preston, Rider and Dr. Carnes. The Audit Committee met once during fiscal 1997.

         The Bank's Compensation Committee reviews and makes recommendations to the Board of Directors for compensation issues. This committee, currently comprised of Directors Stephan, Preston and R. Carnes, met once during fiscal 1997.

Director Compensation

         The Board of Directors of the Company are paid $150 per meeting for their service in such capacity.

         Directors of the Bank receive a fee of $600 per regular monthly meeting. Directors do not receive any compensation for participation on Bank committees.

         The Bank has established a deferred compensation program for the benefit of its Directors. This program permitted participating directors to defer up to a maximum of $400.00 of Board Fees per month or $4,800 per year over a five year period which ended December 31, 1996. Generally upon attaining age 65, the director (or in the event of death, his designated beneficiary) receives a monthly cash payment based upon the amount of fees deferred for a period of up to 120 months. In addition, the designated beneficiary of each participating director will receive a $10,000 burial fee. In order to balance the expected payments under the deferred compensation plan, the Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to retiring directors, the death benefits payable on the insurance policies have been selected to actuarially approximate the future monthly payment obligation. At December 31, 1997, no directors were deferring a portion of their fees pursuant to this program.

Executive Compensation

         The Company's officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by the Bank during fiscal 1997 for services rendered by the President of the Bank. No other officer earned salary and bonus exceeding $100,000 in fiscal 1997. [CONFIRM]

                                              SUMMARY COMPENSATION TABLE
                                                                                          Long Term
                                                                                       Compensation
                                                    Annual Compensation                      Awards
                                                    -------------------                      ------
                                                                             Restricted
                                                                                Stock        Options/       All Other
                                       Fiscal       Salary         Bonus       Award(s)        SARs       Compensation
     Name and Principal Position        Year         ($)            ($)          ($)         (#)                ($)
     ---------------------------        ----         ---            ---          ---         ---                ---
Stephen E. Zahn, Chairman of            1997      $113,000(1)      $35,000   $       ---         ---         $42,038(2)
 the Board, President and Chief         1996       102,400(3)       25,000       256,397(4)   54,553          46,096(5)
 Executive Officer                      1995        98,750(6)       25,000           ---(7)      ---          41,350(8)


(1)      Includes directors' fees of $7,200 and $1,800, paid by the Bank and the
         Company,   respectively.
(2) Includes $5,750 of life, health and disability insurance premiums paid by the Bank, $2,878 for use of the Bank's automobile, $3,764 compensation accrued to Mr. Zahn pursuant to the Bank's 401(k) plan, $3,870 paid by the Bank's pension plan and $25,776 compensation accrued to Mr. Zahn pursuant to the Bank's Executive Supplemental Retirement Plan.
(3) Includes directors' fees of $6,600 and $1,800, paid by the Bank and the Company, respectively, of which $4,800 were deferred pursuant to the Director Deferred Compensation Plan.
(4) The value of the 21,821 shares of Common Stock awarded to Mr. Zahn under the Company's Recognition and Retention Plan, based upon the average of the closing bid and asked price of the Common Stock as reported on the Nasdaq National Market on the date of grant. Dividends paid on restricted Common Stock are deferred and held by the Company for the account of Mr. Zahn until such restrictions lapse.
(5) Includes $5,964 of life, health and disability insurance premiums paid by the Bank, $3,003 for use of the Bank's automobile, $3,570 compensation accrued to Mr. Zahn pursuant to the Bank's 401(k) plan, $11,077 paid by the Bank's pension plan and $22,482 compensation accrued to Mr. Zahn pursuant to the Bank's Executive Supplemental Retirement Plan.
(6) Includes directors' fees of $6,600 and $900, paid by the Bank and the Company, respectively, of which $4,800 were deferred pursuant to the Director Deferred Compensation Plan.
(7)      Bonus received in fiscal 1996, 1997 and 1998, respectively.

(8) Includes $5,694 of life, health and disability insurance premiums paid by the Bank, $3,075 for use of the Bank's automobile, $2,738 compensation accrued to Mr. Zahn pursuant to the Bank's 401(k) plan, $10,300 paid by the Bank's pension plan and $19,543 compensation accrued to Mr. Zahn pursuant to the Bank's Executive Supplemental Retirement Plan. The following table provides information as to the value of the options held by the Company's Chief Executive Officer on December 31, 1997, none of which have been exercised. No stock appreciation rights were granted during fiscal 1997.

                         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                               OPTION VALUES
                                                                                         Value of
                                                           Number of                   Unexercised
                                                          Unexercised                  In-the-Money
                                                          Options at                    Options at
                                                         FY-End (#)(1)                FY-End ($)(2)
                          Shares                  ---------------------------  ---------------------------
                       Acquired on     Value
                         Exercise     Realized    Exercisable   Unexercisable  Exercisable   Unexercisable
         Name              (#)          ($)           (#)            (#)           ($)            ($)
         ----              ---          ---           ---            ---           ---            ---

Stephen E. Zahn            ---         $---        21,820          32,733        $215,582      $323,402

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer. The option vests in five equal annual installments. The first installment vested on January 15, 1997, and the remaining installments to vest equally on January 15, 1998, 1999, 2000 and 2001.
(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $21.63 per share of the Common Stock as reported on the Nasdaq National Market on March 16, 1998.


Employment Agreement

         The Bank has an employment contract with President Zahn. The employment contract provides for an annual base salary in an amount not less than his salary as of its effective date and has a term of three years. The contract provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of the Bank. The contract provides for termination upon Mr. Zahn's death, for cause, or in certain events specified by OTS regulations. The employment contract is also terminable by Mr. Zahn upon 90 days notice to the Bank.

         The employment contract provides for payment to Mr. Zahn of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of the Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. For the purposes of the employment contract, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to OTS regulations. Such events are generally triggered by the acquisition of control of more than 10% of the Company's Common Stock. Based on his current salary, if Mr. Zahn was terminated in December, 1997 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $428,000.


              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS


         The Board of Directors of the Company has appointed Crowe, Chizek and Company LLP, independent accountants, to be the Company's auditors for the fiscal year ending December 31, 1998. Representatives of Crowe, Chizek and Company LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.


                              STOCKHOLDER PROPOSALS

                  In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office, 648 North Jefferson Street, Huntington, Indiana 46750 no later than November 23, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

                                 REVOCABLE PROXY
                         NORTHEAST INDIANA BANCORP, INC.

        [ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 1998

  The undersigned hereby appoints the Board of Directors of Northeast Indiana Bancorp, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on April 22, 1998 at the Huntington City Township Public Library, located at 200 W. Market Street, Huntington, Indiana at 1:00 P.M., Huntington, Indiana time, and at any and all adjournments thereof, as follows:

 I. The election of the following directors for a three-year term to expire in the year 2001:

                [   ] FOR      [   ] WITHHOLD      [   ] EXCEPT

   STEPHEN E. ZAHN

   DAN L. STEPHAN



INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------


                [   ] FOR      [   ] AGAINST      [   ] ABSTAIN


II. The ratification of the appointment of Crowe, Chizek and Company LLP as auditors for the Company for the fiscal year ended December 31, 1998.

  In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                       "FOR" EACH OF THE LISTED PROPOSALS.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                         Please be sure to sign and date
                          this Proxy in the box below.

                   _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above



    Detach above card, sign, date and mail in postage paid envelope provided.

                         NORTHEAST INDIANA BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  Should the above signed be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 23, 1998 and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY